20

                      SCHEDULE 14C INFORMATION
       Information Statement Pursuant to Section 14 (c) of the
      Securities Exchange Act of 1934 (Amendment No.          )


Filed by the Registrant					X
Filed by a Party other than the Registrant	O

Check the appropriate box:
X  Preliminary Information Statement    O   Confidential,  for
                                            Use of Commission Only
                                            [as permitted by Rule 14a-6(e) (2)]
O  Definitive Information Statement

                AEGON/TRANSAMERICA SERIES FUND, INC.
          (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
O   $125 per Exchange Act Rules 0-11(c) (1) (ii), 14 c-(1) (ii),  14c-5(g).
O   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
  (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

O   Fee paid previously with preliminary materials.

O Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:


            INFORMATION STATEMENT DATED JANUARY 15, 2003
                AEGON/TRANSAMERICA SERIES FUND, INC.
                     ON BEHALF OF MARSICO GROWTH

                        570 Carillon Parkway
                    St. Petersburg, Florida 33716
                     (Toll Free) 1-800-851-9777

                WE ARE NOT ASKING YOU FOR A PROXY AND
              YOU ARE NOT REQUESTED TO SEND US A PROXY

       This   information  statement  is  being  furnished   to   the
Policyowners   invested   in  the  Marsico  Growth   portfolio   (the
"Portfolio") of AEGON/Transamerica Series Fund, Inc. ("ATSF" or the "Fund"), to provide information regarding the approval by the Board of Directors (referred to herein as the "Board" or "Directors") of a new sub-advisory agreement (the "Sub-Advisory Agreement") on behalf of the Portfolio, dated December 5, 2002, between AEGON/Transamerica Fund Advisers, Inc. ("ATFA" or "Investment Adviser") and Banc of America Capital Management, LLC ("BACAP"or "Sub-Adviser"), copies of which are attached hereto as Exhibit A.
     This information statement is provided in lieu of a proxy statement to shareholders of record as of January __, 2003, pursuant to the terms of an exemptive order (the "Order") issued by the U.S.
Securities  and Exchange Commission ("SEC") on August 5,  1998.   The
Order permits ATFA to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Directors who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of those parties ("Independent Directors"), without obtaining shareholder approval. This information statement will be mailed on or about January 29, 2003.
     As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolio, and the terms of the Sub-Advisory Agreement with BACAP, which the Directors of the Fund have approved, and is included as Exhibit A to this information statement.
      ATSF, a series mutual fund consisting of several separate investment portfolios, is an open-end management investment company registered under the 1940 Act, and is organized as a Maryland corporation. The Fund's principal executive office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.
                         GENERAL INFORMATION
     Goldman Sachs Asset Management ("Goldman Sachs") resigned as sub-adviser for Goldman Sachs Growth of ATSF effective at the close of business on October 31, 2002. At a special telephonic meeting on October 30, 2002, a majority of the Directors, including a majority of the Independent Directors, upon Management's recommendation, selected BACAP as a comparable investment manager to serve as sub-adviser to the Portfolio. ATFA and BACAP entered into an interim sub-advisory agreement on November 1, 2002 (the "Interim Agreement"). Concurrently, BACAP entered into an agreement with Marsico Capital Management, LLC ("Marsico"), its affiliate, to provide sub-advisory services to the Portfolio. On December 3, 2002, at an in-person meeting, the Board approved a Sub-Advisory Agreement on behalf of the Portfolio, dated December 5, 2002, between ATFA and BACAP. The terms and conditions of the Sub-Advisory Agreement are substantially identical to the terms and conditions of the Interim Agreement, except for the date and the initial term for a period of two years. Further, the terms and conditions of the Sub-Advisory Agreement are substantially identical to the terms and conditions of the agreement between ATFA and Goldman Sachs, except the sub-advisory fees will be 0.40% of the first $250 million of average daily net assets; 0.375% of the next $250 million; 0.35% of the next $500 million; and 0.30% of average daily net assets in excess of $1 billion, which reflects a decrease in fees. See "Terms of the Sub-Advisory Agreement" below.
     BACAP provides an investment style similar to that of Goldman Sachs with a comparable risk/reward ratio. The Board and Management determined that hiring BACAP, and ultimately Marsico, may attract new assets and serve in the best interests of policyowners. See "Board Consideration of the Sub-Advisory Agreement" below.
      Section 15 of the 1940 Act requires that a majority of the Portfolio's outstanding voting securities approve a sub-advisory
agreement.   However, pursuant to the Order, ATFA, on behalf  of  the
Fund and any future open-end management investment company managed by ATFA, may enter into sub-advisory agreements with non-affiliated entities on behalf of certain portfolios without receiving prior
shareholder  approval.   On December 15, 1998,  shareholders  of  the
Portfolio  authorized the Investment Adviser to enter into  new  sub-
advisory   agreements   without  shareholder  approval.    Therefore,
execution and implementation of the Sub-Advisory Agreement does not require shareholder consent.
      The  Portfolio will pay for the costs associated with preparing
and   distributing  this  information  statement  to  its  respective
Policyowners. This information statement will be mailed on  or  about
_______, 2003.
                       THE INVESTMENT ADVISER
      ATFA serves as the investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") dated as of January 1, 1997. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually
thereafter  in  accordance  with the terms  of  the  1940  Act.   The
Advisory Agreement, as amended, was last approved by the Directors of the Fund, including a majority of the Independent Directors, on March
18,  2002.   The Advisory Agreement was last approved by Policyowners
on December 16, 1996.
     ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is a wholly-owned direct subsidiary of Western Reserve Life Assurance Co. of Ohio, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON
USA"),  a  financial  services  holding  company.   AEGON  USA  is  a
financial   services  holding  company  whose  primary  emphasis   is
generally  the  sale and servicing of life and health insurance,  and
annuity  and  investment  products.   AEGON  USA  is  a  wholly-owned
indirect subsidiary of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group.
      The Investment Adviser's Directors and Principal Executive Officer, together with their principal occupations, are listed in Exhibit B. No Officer or Director of the Fund (who is not a Director of the Investment Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person
controlling,  controlled  by  or  under  common  control   with   the
Investment Adviser.

                   TERMS OF THE ADVISORY AGREEMENT
     Pursuant to the Advisory Agreement for the Portfolio, ATFA is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Portfolio, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Fund and each portfolio thereof. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated by the Portfolio at the rate of 0.80% of the first $250 million of average daily net assets; 0.75% of the next $250 million; 0.70% of the next $500 million; and 0.60% over $1 billion of average daily net assets.
     ATFA reviews the performance of all sub-advisers, and makes recommendations to the Directors with respect to the retention and renewal of agreements. In connection therewith, ATFA is obligated to keep certain books and records of the Fund. ATFA also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, the Fund's custodian, and AEGON/Transamerica Fund Services, Inc., the Fund's transfer and dividend disbursing agent. The management services of ATFA for the Fund are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.
     In connection with its management of the business affairs of the Fund, ATFA bears: (a) all expenses incurred by ATFA or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by a portfolio, as described below; and (b) the fees payable to the sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.
     Under the terms of the Advisory Agreement, the Portfolio is responsible for its respective share of the payment of the following expenses: (a) all costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of the Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of the Portfolio and the preparation for offering its shares. The organization of the Portfolio for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933 (the "1933 Act"); (b) all costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Fund's registration statement to register the
Portfolio under the 1933 Act and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the 1933 Act); (c) investment advisory fees; (d) any compensation, fees, or reimbursements which the Fund pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Fund or ATFA; (e)
compensation of the Fund's custodian, administrator, registrar and dividend disbursing agent; (f) legal, accounting and printing expenses; (g) other administrative, clerical, recordkeeping and bookkeeping expenses; (h) pricing costs, including the daily calculation of net asset value; (i) auditing; (j) insurance premiums, including Fidelity Bond Coverage, Error & Ommissions Coverage and Directors and Officers Coverage, in accordance with the provisions of the 1940 Act and the rules thereunder; (k) services for shareholders, including allocable telephone and personnel expenses; (l) brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; (m) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports inconnection therewith; (n) costs of certificates and the expenses of delivering such certificates to the purchasers of shares relating thereto; (o) expenses of local representation in Maryland; (p) fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder; (q) expenses of shareholders' meetings and of preparing, printing and distributing notices, proxy statements and reports to shareholders; (r) expenses of preparing and filing reports with federal and state regulatory authorities; (s) all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the 1933 Act; (t) all costs involved in preparing and printing prospectuses of the Fund; (u) extraordinary expenses; and (v) all other expenses properly payable by the Fund or the Portfolio.
     The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by ATFA, upon 60 days' written notice to the Fund.
     ATFA acts as investment adviser to the following investment companies, in addition to ATSF: IDEX Mutual Funds, Transamerica
Occidental Life Insurance Company Separate Account Fund B and Transamerica Income Shares, Inc.








               INFORMATION CONCERNING THE SUB-ADVISER
      BACAP  is  located  at  101 S. Tryon Street,  Charlotte,  North
Carolina  28255.   BACAP is a registered investment adviser.   BACAP,
with its affiliates, had approximately $_____ billion in assets under management as of December 31, 2002. Exhibit B sets forth certain information concerning the principal executive Officer and Directors
of  BACAP.   No  Officer  or  Director of the  Fund  is  an  Officer,
employee,  Director or shareholder of BACAP.  No Officer or  Director of the Fund owns securities or has any other material direct or indirect interest in BACAP or is a person controlling, controlled by or under common control with BACAP.
     BACAP's investment advisers provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit C sets forth certain information regarding each registered investment company
portfolio   advised  or  sub-advised  by  BACAP  with  an  investment
objective similar to that of the Portfolio.
Investment Strategy
      The name of the Portfolio has been changed to Marsico Growth as a  result of the change in sub-adviser.  The investment objective  of the Portfolio is to seek long-term growth of capital.
     BACAP seeks to achieve the Portfolio's objective by investing principally in common stocks. The Portfolio invests, under normal
circumstances,  at  least  90%  (not  including  securities   lending
collateral and any investment of that collateral) of total assets in a diversified portfolio of equity securities that are considered by BACAP to have long-term capital appreciation potential. Stocks for the Portfolio are selected based on their prospects for above-average growth. BACAP will select securities of growth companies trading, in its opinion, at a reasonable price relative to other industries, competitors and historical price/earning multiples.
     In order to determine whether a security has favorable growth prospects, BACAP ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:
             Prospects for above average sales and earnings growth per share
           *  High return on invested capital
           *  Free cash flow generation
           *  Sound balance sheet, financial and accounting policies, and
           *  overall financial strength
           *  Strong competitive advantages
           *  Effective research, product development, and marketing
           *  Pricing flexibility
           *  Strength of management
           * General operating characteristics that will enable the company to compete successfully in its marketplace
     The Portfolio generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lessor extent, in companies in which significant further growth is not anticipated, but whose market value per share is thought to be undervalued.
     Although the Portfolio will invest primarily in publicly  traded
U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.


                 TERMS OF THE SUB-ADVISORY AGREEMENT
     The following summary of the Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the Sub-Advisory Agreement attached as Exhibit A to this Information Statement.
      Under the Sub-Advisory Agreement, BACAP is compensated by ATFA (and not the Portfolio) at an annual rate of (i) 0.40% of the first $250 million of average daily net assets; 0.375% of the next $250 million; 0.35% of the next $500 million; and 0.30% of average daily net assets in excess of $1 billion; (ii) less BACAP's pro rata share of expenses in excess of the Portfolio's expense limitation. The Sub-Advisory Agreement provides that, subject to ATFA's and the Board's
supervision,  BACAP  is  responsible  for  managing  the   investment
operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the
Board.   In  accordance with the requirements of the 1940 Act,  BACAP also provide ATFA with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board may reasonably request.
     The Sub-Advisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio's management agreement with ATFA, and (3) the Sub-Advisory Agreement may be terminated at any time by BACAP or ATFA on 60 days' written notice to the other party to the Sub-Advisory Agreement.
      The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, BACAP will not be liable for any act or omission in connection with its activities as sub-adviser to the Portfolio.
         BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENTS
     At an in-person meeting of the Board, at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered and approved the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory
Agreement,   the  Directors,  including  the  Independent  Directors,
considered whether the approval of the Sub-Advisory Agreement was in the best interests of the Portfolio. At the meeting, the Directors reviewed materials furnished by ATFA and BACAP. ATFA explained to the Directors the research, review and selection process that it employed to identify BACAP as the best potential candidate as sub-adviser to the Portfolio, which included the review of BACAP's due diligence materials by ATFA. ATFA explained the reasons why it selected BACAP and why it recommended that the Directors approve BACAP as the Portfolio's new sub-adviser.
      In determining whether it was appropriate to approve the Sub-Advisory Agreement, the Board requested information, provided by ATFA and BACAP, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.
      The Board considered a number of factors in approving BACAP including: 1) the proposed fees, determining that they were fair and reasonable in light of the services expected to be provided; 2) the anticipated costs of the services; 3) the estimated profitability of BACAP's relationship with the Fund; and 4) the proposed fees in comparison to the fees paid by similar funds. They noted that the proposed fees also reflect a reduction. The Board further reviewed the nature, quality and extent of the sub-advisory services expected to be provided by BACAP and its engagement of its affiliate, Marsico Capital Management, Inc. as portfolio manager, its reputation, expertise and resources, and the historical performance of accounts advised by it. They considered BACAP's representations regarding its staffing and capabilities to manage the Portfolio, including the
retention   of   personnel  with  significant  portfolio   management
experience, BACAP's entrepreneurial commitment to the management and success of the Portfolio, and the overall high quality of the personnel, operations, financial conditions, investment management
capabilities,  methodologies,  and  performance  of  BACAP  and   its
affiliates.
      The Board determined that the terms of the Sub-Advisory Agreement were substantially similar to the predecessor agreement between ATFA and Goldman Sachs, and would not increase fund expenses. Under the prior sub-advisory agreement between ATFA and Goldman Sachs, the sub-advisory fee was payable at the rate of 0.50% of the first $50 million of the Portfolio's average daily net assets; 0.45% of the next $50-100 million; and 0.40% of assets in excess of $100
million.   Under  the  new Sub-Advisory Agreement  between  ATFA  and
BACAP, the Sub-Adviser shall receive a monthly investment management fee equal to (i) 0.40% of the first $250 million of average daily net assets; 0.375% of the next $250 million; 0.35% of the next $500 million; and 0.30% of average daily net assets in excess of $1 billion; (ii) less BACAP's pro rata share of expenses in excess of the Portfolio's expense limitation.
     During the Portfolio's most recently completed fiscal year ended December 31, 2002, BACAP received an aggregate of $_________ for two months of service as sub-adviser, and the Portfolio's previous sub-adviser, Goldman Sachs, received an aggregate of $________ for its ten months of service, for an aggregate annual total of $________
from  ATFA  for  services rendered to the Portfolio.   The  aggregate
amount of investment management fees paid by ATFA had the new Sub-Advisory Agreement been in place during the Portfolio's most recently completed fiscal year would have been ________.

     The Portfolio did not pay any affiliated brokerage fees for the fiscal year ended December 31, 2002.

           Based upon its review of the information requested and provided, the Board concluded that the Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Sub-Advisory Agreement.
                       PRINCIPAL SHAREHOLDERS
      As of January ___, 2003, the Portfolio had ______ shares of beneficial interest, representing a cash value of $________. The shareholders of the Portfolio are: AUSA Life Insurance Company, Inc., Transamerica Life Insurance Company, Western Reserve Life Assurance Co. of Ohio and Transamerica Occidental life Insurance Company.
                        SHAREHOLDER PROPOSALS
     As a general matter, the Portfolio does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.
      Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. The respective insurance companies for any subsequent shareholders' meeting, will vote in its discretion with respect to proposals submitted on an untimely basis.
                            ANNUAL REPORT
     The Fund will furnish, without charge, a copy of its most recent annual or semi-annual report to shareholders upon request. Any such request should be directed to the Fund by calling (800) 851-9777 or by writing ATSF at P.O. Box 5068, Clearwater, Florida 33758-5068.
                       ADDITIONAL INFORMATION
      The Fund's investment adviser, ATFA, and its transfer agent and administrator, AEGON/Transamerica Fund Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Fund's principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

                                        By Order of the Board of
                                        Directors,


                                        John K. Carter, Esq.,
                                        Secretary
                                        AEGON/Transamerica Series
                                        Fund, Inc.
                                        St. Petersburg, Florida
















                              Exhibit A


                       SUB-ADVISORY AGREEMENT
                               BETWEEN
             AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
               BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     This Agreement is entered into as of December 5, 2002 between AEGON/TRANSAMERICA FUND ADVISERS, INC., a Florida corporation
(referred to herein as "ATFA"), and Banc of America Capital Management, LLC, a limited liability company organized and existing under the laws of the State of North Carolina (referred to herein as "BACAP").

     WHEREAS, ATFA acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. ("ATSF"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended ("Advisory Agreement"), with the ATSF.

     WHEREAS, ATSF is authorized to issue shares of Marsico Growth portfolio (the "Fund"), a separate series of ATSF.

     WHEREAS, the Advisory Agreement provides that ATFA may engage BACAP to furnish investment information and advice to assist ATFA in carrying out its responsibilities under the Advisory Agreement as investment adviser to the Fund.

      WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by BACAP to ATFA and the terms and conditions under which such services will be rendered.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. Services of BACAP. BACAP shall act as investment counsel to ATFA with respect to the Fund. In this capacity, BACAP shall have the following responsibilities:

       (a) provide a continuous investment program for the Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

     (b) to cause its representatives to attend meetings of ATFA or ATSF (by telephone or otherwise) when reasonably necessary and to furnish oral or written reports, as ATFA may reasonably require, in order to keep ATFA and its officers and the Directors of ATSF and appropriate officers of ATSF fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of BACAP, and the investment considerations which have given rise to those recommendations;

     (c) to furnish such statistical and analytical information and reports as may reasonably be required by ATFA from time to time; and

     (d) to supervise the purchase and sale of securities as sub-adviser as described below;

       (e) Investment Sub-Advisory Services. BACAP shall act as the investment sub-adviser and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of ATFA or ATSF by notice in writing to BACAP;
       provided that BACAP shall be entitled to rely on and comply with the Prospectus most recently furnished to BACAP by ATFA. BACAP shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective, policies, and restrictions. In furtherance of this duty, BACAP, on behalf of the Fund, is authorized, in its discretion and without prior consultation with ATSF or ATFA, to:

       (1) Buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

          (2) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as BACAP may select.

     (f) BACAP will enter into an agreement with its affiliated company, Marsico Capital Management, LLC ("MCM"), under which MCM as a subcontractor to BACAP will provide some or all of the services to be provided by BACAP under this Agreement. It is understood and agreed that BACAP shall have full authority to delegate to MCM any and all of its duties, responsibilities, power and authority under this Agreement. ATFA agrees to accept such services from MCM and to cooperate reasonably with BACAP and MCM to facilitate the subcontracting arrangement.

     2.    Obligations  of  ATFA.   ATFA  shall  have  the  following
obligations under this Agreement:

     (a) to keep BACAP continuously and fully informed as to the composition of the Fund's investment portfolio and the nature of the Fund's assets and liabilities from time to time;

     (b) to furnish BACAP with copies of each of the following documents and all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available;

            (1) The Articles of Incorporation of ATSF, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

            (2) The By-Laws of ATSF as in effect on the date hereof and as amended from time to time ("By-Laws");

            (3) Certified resolutions of the Board of ATSF authorizing the appointment of ATFA and BACAP and approving the form of the Advisory Agreement and this Agreement;

            (4) ATSF Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

            (5) The ATSF Prospectus on behalf of the Fund (as defined above); and

            (6) A certified copy of any publicly available financial statement or report prepared for ATSF on behalf of the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any government body or securities exchange.

     (c)    to  furnish  BACAP  with  any  further  materials   or
     information which BACAP may reasonably request to enable it to perform its functions under this Agreement;

     (d) to compensate BACAP for its services under this Agreement as set forth in Schedule A. The fee shall accrue daily and be paid monthly in arrears within 15 days after the end of each month. In the event that this Agreement shall be effective for only part of a period, then an appropriate pro-ration of the fee that would have been payable hereunder shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect.

     3.   Brokerage.

         (a) BACAP agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, BACAP may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if BACAP determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of BACAP with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to BACAP, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.
         (b) On occasions when BACAP deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of BACAP, BACAP, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by BACAP in the manner BACAP considers to be fair and equitable and consistent with its fiduciary obligations to the Fund and to its other clients.
         (c) Without limiting BACAP's discretion in seeking best execution by placing orders and negotiating commissions with broker-dealers it selects, BACAP agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with reasonable standards set forth in the Advisory Agreement if ATFA timely brings them to BACAP's attention, subject to compliance with applicable laws and procedures adopted by the Directors of ATSF. ATFA may direct BACAP to effect a portion of all transactions in portfolio securities for the Fund through broker-dealers in a manner that will generate resources to help pay certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment or for any other lawful purposes. BACAP will treat such a direction as a decision by ATFA to retain, to the extent of the direction, the discretion that BACAP otherwise would exercise to select broker-dealers and negotiate commissions for the Fund. There may be occasions when BACAP is unable to obtain best execution because, for example, BACAP cannot evaluate the services provided by the selected broker, the selected broker may not be as efficient in executing transactions as another broker, or the trade cannot be aggregated with other trades sent to other brokers.
         (d) BACAP is authorized to place orders on behalf of the Fund through BACAP or any affiliate thereof if BACAP or its affiliate is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are brokers or dealers or FCBs or such other entities which provide similar services in foreign countries, or to such brokers or dealers that also provide research or statistical research and material, or other services to the Funds or BACAP. Such allocation shall be in such amounts and proportions as BACAP shall determine consistent with the above standards, and, upon, request, BACAP will report on said allocation to ATFA and Board of Directors of ATSF, indicating the brokers, dealers or FCBs to which such allocations have been made and the basis therefor.
          (e) In particular, BACAP may use Banc of America Securities, LLC ("BAS"), or any other broker or dealer affiliated with BACAP ("affiliated broker"), to execute trades for the Fund, provided that BACAP seeks best execution in using the affiliated broker. An affiliated broker will not act as principal for its own account, but may execute transactions as agent for the Fund on an exchange floor, and receive and retain all commissions, fees, and benefits without complying further with Section 11(a) of the Securities Exchange Act. An affiliated broker also may execute agency cross trades, in which it simultaneously acts as broker for the Fund and for another customer on the other side of the trade. Agency cross trades may enable BACAP to purchase or sell a block of securities for the Fund at a set price, and to avoid unfavorable price movements caused by trading a large order on the market. BACAP will comply with all legal requirements concerning the use of an affiliated broker, including Rules 10f-3 and 17e-1 under the
Investment Company Act and Rule 206(3)-2 under the Investment Advisers Act. ATFA is aware that BACAP's affiliation with an affiliated broker could give BACAP an indirect interest in commissions received by the affiliated broker, and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities because the affiliated broker acts for both sides of the trade. ATFA may at any time revoke its consent to the execution of agency cross trades for the Fund by giving written notice to BACAP or the affiliated broker.

     4.   Purchases   by    Affiliates.
Although BACAP will not purchase securities issued by the Fund, BACAP's officers, directors, and employees may purchase from the Fund shares issued by the Fund at the current price available to the public, or at such price with reductions in sales charge as may be permitted in the current ATSF prospectus in accordance with Section 22(d) of the Investment Company Act of 1940, as amended (the "1940 Act").

       5.   Services  to  other  Clients.
Nothing contained in this Agreement shall limit or restrict (i) the freedom of BACAP, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of BACAP, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     6. Sub-Adviser's Use of the Services of Others. BACAP may, as noted above in section 1(f), (at its cost) employ, retain, or otherwise avail itself of the services or facilities of subcontractors such as MCM, or other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to transactions in specific securities, or such other information, advice, or assistance as BACAP may deem necessary, appropriate, or convenient for discharge of its obligations hereunder or otherwise helpful to the Fund, as appropriate, or in the discharge of BACAP overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

     7. Limitation of Liability of the Sub-Adviser. Neither BACAP, MCM nor any of their respective officers, directors, or employees, or any other person performing executive, administrative, trading, or other functions for BACAP or MCM, the Fund (at the direction or request of
BACAP)   or  ATFA  in  connection  with  BACAP's  discharge  of   its
obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by ATFA or the Fund, or for any error of facts or mistake of law contained in any report or date provided by BACAP or MCM, except for any error, mistake or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard by BACAP, MCM or any such person of the duties of BACAP pursuant to this Agreement.

     No statement in this Agreement or any other document constitutes a representation by BACAP regarding the rate of growth or return of the Fund. Neither BACAP nor any of its officers, directors, or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other BACAP client accounts.

     8.     Representations.

     The parties hereto represent, warrant, and agree as follows:

         (a) ATFA and BACAP each: (i) is registered as an investment adviser under the Advisers Act and any applicable state laws and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the other party of the occurrence of any event that would disqualify such other party from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.
         (b) BACAP has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.
         (c) BACAP has provided ATFA and ATSF with a copy of its Form ADV as most recently filed with the SEC and will annually furnish a copy of Part 2 of Form ADV to ATFA.
        (d) Any subcontractor such as MCM will also meet the requirements of this section 8.

          9.   Term of Agreement.
     This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios' outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

          10.  Termination of Agreement.
     Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, or per the terms of the exemptive order-Release No. 23379-under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days' prior written notice to BACAP. This Agreement may also be terminated by ATFA: (i) on at least 60 days' prior written notice to BACAP, without the payment of any penalty; or (ii) if BACAP becomes unable to discharge its duties and obligations under this Agreement. BACAP may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to ATFA. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement. Upon any termination, fees shall be payable to BACAP through the effective date on a pro-rated basis in accordance with section 2(d).

          11.  Amendment of Agreement.
     No   provision  of  this  Agreement  may  be  changed,   waived,
discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote or a majority of the Fund outstanding voting securities and a vote of a majority of those Directors of ATSF who are no parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

          12.  Miscellaneous.
       (a). Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
        (b). Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
        (c). Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.
        (d). Interpretation. Nothing herein contained shall be deemed to require ATSF to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of ATSF.
        (e). Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless ATFA and BACAP agree to the contrary.
        (f). BACAP/Marsico Name: ATSF may use any name including or derived from the name "BACAP" or "Marsico" in connection with a fund only for so long as this Agreement, or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall succeed to BACAP's or Marsico's business as investment adviser or distributor. Upon termination of this Agreement, ATFA and ATSF (to the extent that it lawfully can) will cause the fund to cease to use such a name or any other name indicating that it is advised by or otherwise connected with BACAP or Marsico or any organization which shall have so succeeded to BACAP's or Marsico's business.

     13.  Compliance With Laws.

     (a) In all matters relating to the performance of this Agreement, BACAP will act in conformity with the ATSF Articles, Bylaws, and current prospectus and with the instructions and direction of ATFA and the Fund's Directors.

     (b) BACAP shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations thereto (including any no-action letters and exemptive orders which have been granted by the SEC to ATSF, ATFA and/or BACAP and (2) with all other applicable federal and state laws and regulations pertaining to management of investment companies.

     (c) ATFA shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Internal Revenue Code ("IRC"). In connection with such compliance tests, ATFA shall prepare and provide reports to BACAP within 10
business   days   of  a  calendar  quarter  end   relating   to   the
diversification of the Fund under Subchapter M. BACAP shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, BACAP, in consultation with ATFA, will take prompt action to bring the Fund back into compliance within the time permitted under the IRC.

     14. Reference to Sub-Adviser. Neither ATFA nor ATSF will publish or distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of investment advisory services by BACAP pursuant to this Agreement, or use in advertising, publicity or otherwise the name of BACAP or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of BACAP or its affiliates, without the prior written consent of BACAP. Notwithstanding the foregoing, ATFA may distribute information regarding the provision of investment advisory services by BACAP to the Fund's Board of Directors ("Board Materials") without the prior written consent of BACAP.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ATTEST:                               BANC OF AMERICA CAPITAL MANAGEMENT, LLC


By:  /s/ Robert B. Carroll            By:  /s/ Edward D. Bedard

Name:    Robert  B. Carroll           Name:    Edward  D. Bedard

Title:   Assistant Secretary          Title:   Managing Director


ATTEST:                       AEGON/TRANSAMERICA FUND ADVISERS, INC.


By:  /s/ Gayle A. Morden              By:   /s/ John K. Carter
Name:    Gayle A. Morden              Name:     John K. Carter
Title:   Assistant Vice President     Title:    Vice President,
         and Assistant Secretary                General Counsel,
                                                Compliance Officer
                                                and Secretary







                             SCHEDULE A


          FUND       ANNUAL PERCENTAGE OF MONTHLY      TERMINATION
                       AVERAGE DAILY NET ASSETS           DATE
        Marsico    0.40% of the first $250 million     December 4,
         Growth    of the Fund's average daily net        2004
                   assets; 0.375% of the next $250
                   million; 0.35% of the next $500
                   million in assets; and 0.30% of
                    assets in excess of $1 billion














































                              Exhibit B
      Directors and Principal Officer of the Investment Adviser
     The address of each director and principal officer is 570
           Carillon Parkway, St. Petersburg, Florida 33716.

    Name and Position with the      Principal Occupation/Position
        Investment Adviser
   Brian C. Scott, Director,     President & Chief Executive Officer,
   President and Chief           ATSF (2002 - present); President &
   Executive Officer             Chief Executive Officer, IDEX Mutual
                                 Funds (2002 - present); President of
                                 Endeavor Management Co. (June, 2001
                                 to December 2001); Director,
                                 President & Chief Executive Officer
                                 of Idex Management, Inc. (2001 -
                                 2002); Director, AEGON/Transamerica
                                 Investor Services, Inc. (January,
                                 2002 - present); Director, President
                                 & Chief Operating Officer,
                                 AEGON/Transamerica Fund Services,
                                 Inc. (January 2002 - present);
                                 President & Chief Executive Officer,
                                 Transamerica Occidental Life
                                 Insurance Company Separate Account
                                 Fund B (2002 - present); Chief
                                 Marketing Officer, Financial Markets
                                 Division of AEGON(June, 1992 to
                                 June, 2001); President & Chief
                                 Executive Officer, Transamerica
                                 Income Shares, Inc. (2002 -
                                 present); President, Director &
                                 Chairman, Transamerica Index Funds,
                                 Inc. (2002 - present); Manager,
                                 Transamerica Investment Management,
                                 LLC (March 2002 - present)

   Larry N. Norman, Director     President and Chairman, Transamerica
   and Chairman                  Life Insurance Company; Trustee of
                                 IDEX Mutual Funds (2002 - present);
                                 President & Chief Executive Officer,
                                 ATSF (2002 - present); Manager,
                                 Transamerica Occidental Life
                                 Insurance Company Separate Account
                                 Fund B (2002 - present); Director,
                                 Transamerica Income Shares, Inc.
                                 (2002 - present); Director,
                                 Transamerica Index Funds, Inc. (2002
                                 - present); Manager, Transamerica
                                 Investment Management, LLC (March
                                 2001 - present)







   John K. Carter, Director,     General Counsel, Vice President
   Sr. Vice President and        Compliance Officer and Secretary,
   Secretary                     ATSF and IDEX Mutual Funds (1999 -
                                 Present); Vice President and
                                 Counsel, Western Reserve Life
                                 Assurance Co. of Ohio (June, 2000 -
                                 present); Vice President and
                                 Counsel, Salomon Smith Barney
                                 (March, 1997 - May, 1999); Assistant
                                 Vice President, Associate Corporate
                                 Counsel and Trust Officer, Franklin
                                 Templeton Mutual Funds (September,
                                 1993 - 1997)

Each Officer and Director as set forth above, except Mr. Carter, serve as a Director of the Fund; Mr. Carter serves as an Officer of the Fund.








































              Directors and Principal Officer of BACAP
The address of each of the following persons is 101 S. Tryon Street,
                      Charlotte, NC  28255.
Name and Position with Sub-Adviser     Principal Occupation/Position
   David E. Bedard, Manager              Managing Director, Sr. Vice
                                         President and Treasurer
   Robert H. Gorden, Manager             President and CEO
   Edward M. Kenneally, Chairman         Chief Investment Manager
   and Manager
   David P. Taube                        Chief Financial Officer

No Officer or Director of ATSF is an Officer, employee, Director or shareholder of BACAP. No Officer or Director of ATSF owns securities or has any other material direct or indirect interest in BACAP.











































                              EXHIBIT C
     The following table sets forth certain information regarding registered investment companies with similar investment objectives to the Portfolio that are advised or sub-advised by BACAP.

     Name of Portfolio     Net Assets as of     Annual Management
       with Similar        December 31, 2002        Fee Rate
   Investment Objective
                           $ ___ million